UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

BBQ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 290, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

The Company plans to release its earnings for the quarter ended March 29, 2020 on May 13, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2020, Famous Dave’s of America, Inc. (“FDA”) and Granite City, Inc. (“GC”), wholly-owned operating subsidiaries of BBQ Holdings, Inc. (“Company”) received funding in connection with “Small Business Loans” under the federal Paycheck Protection Program provided in Section 7(a) of the Small Business Act of 1953, as amended by the Coronavirus Aid, Relief and Economic Security Act, as amended from time to time (the “PPP”). Pursuant to the terms of the Promissory Notes dated as of April 30, 2020, by FDA and GC in favor of Choice Financial Group, a bank operating out of the state of North Dakota (“Choice”), FDA borrowed $7,225,200.00 original principal amount, which was funded on May 1, 2020 (the “FDA PPP Loan”) whereas GC borrowed $5,810,800.00 original principal amount, which was funded on May 1, 2020 (the “GC PPP Loan”). Together, the PPP Loans (“PPP Loans”). The PPP Loans bear interest at 1% per annum and mature in two years from the date of disbursement of funds under the PPP Loans respectively. Interest and principal payments under the PPP Loans will be deferred for a period of six months. Under certain circumstances, all or a portion of the PPP Loans may be forgiven, however, there can be no assurance that any portion of the PPP Loans will be forgiven and that FDA or GC would not be required to repay the PPP Loans in full.

The PPP Loan contains certain covenants which, among other things, restrict the borrower’s use of the proceeds of the PPP Loan to the payment of payroll costs, interest on mortgage obligations, rent obligations and utility expenses, require compliance with all other loans or other agreements with any creditor of the borrower, to the extent that a default under any loan or other agreement would materially affect the borrower’s ability to repay the PPP Loan and limit the ability of the borrower to make certain changes to its ownership structure.

The foregoing descriptions of the Promissory Notes are not complete and are qualified in their entirety by reference to the full text of the Promissory Notes, copies of which are filed herewith as Exhibit 10.1 and 10.2, and to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Promissory Note dated April 30, 2020 between Granite City, Inc. and Choice Financial Group.
10.2	Promissory Note dated April 30, 2020 between Famous Dave’s of America, Inc. and Choice Financial Group.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: May 1, 2020	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Title: Chief Financial Officer and Chief Operating Officer